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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 23, 2007 (April 17, 2007)

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FIRST FARMERS AND MERCHANTS CORPORATION

(Exact name of registrant as specified in its charter)

Tennessee	0-10972	62-1148660
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
816 South Garden Street Columbia, Tennessee	38402-1148
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code    (931) 388-3145

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

o   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 5 - Corporate Governance and Management

     Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

      On April 17, 2007, the Board of Directors of First Farmers and Merchants Corporation (the "Company") adopted and approved the Amended and Restated Bylaws of the Company (the "Bylaws") to be effective immediately, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference in its entirety.

      The following is a summary of the substantive changes to the existing bylaws effected by the Bylaws:

* Article IV, Section 1: Deletes a reference to the Company having one or more Vice Presidents.

* Article IV, Section 8: Deletes a section that specified the duties and authority of the office of Vice President.

* Article XI: Deletes a reference to the Vice President's authority to vote at any shareholders' meeting shares of stock issued by any other corporation and owned or controlled by the Company.

      The foregoing summary of the amendments effected by the Bylaws does not purport to be complete and is qualified in its entirety by reference to the text of the Bylaws attached hereto as Exhibit 3.1.

Section 9 - Financial Statements and Exhibits

      Item 9.01.  Financial Statements and Exhibits.

(a)     Not applicable.

(b)     Not applicable.

(c)     Not applicable.

(d)     Exhibits.

Exhibit 3.1        Amended and Restated Bylaws of First Farmers and Merchants Corporation

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                    FIRST FARMERS AND MERCHANTS CORPORATION

                                                                                    By:   /s/ T. Randy Stevens

T. Randy Stevens

Chairman and Chief Executive Officer

Date:  April 23, 2007

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended and Restated Bylaws of First Farmers and Merchants Corporation